                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): MAY 16, 2006


                            LIBERTY MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-51990              20-4412793
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (720) 875-5400

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On May 16, 2006, Liberty Media Corporation ("Liberty") issued a press release announcing that it and IDT Corporation had entered into a binding term sheet for the sale of IDT Entertainment to Liberty for all of Liberty's interests in IDT Corporation, $186 million in cash and the assumption of existing indebtedness.

This Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2006

                                        LIBERTY MEDIA CORPORATION


                                        By: /s/ Christopher W. Shean
                                            -----------------------------------
                                            Name:  Christopher W. Shean
                                            Title: Senior Vice President
                                                     and Controller